--------------------------------------------------------------------------------
                          INTERNET PROXY VOTING SERVICE
--------------------------------------------------------------------------------

   PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD: ____ ____ ____ ____ ____
          CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-
          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                  [VOTE BUTTON]


--------------------------------------------------------------------------------

       FOR FASTER, MORE CONVENIENT VOTING           [MIS LOGO]                            proxyweb.com is a service of
             BY TELEPHONE OR INTERNET                                                         MIS, an ADP company
           (See below for instructions)

                                                                                ---------------------------------------------
       INTERNET VOTING: www.proxyweb.com

999 999 999 999 99 --- Control Number                                                   Full service proxy specialists

MIS CORPORATION SAMPLE FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
By my signature below, I appoint XXXXXXXXXXXXXXXXX as my attorneys to vote all
Fund shares that I am entitled to vote at the Special Meeting of Shareholders            This site is best viewed using
be held in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX      Netscape version 4.7 or Internet Explorer
XXXXXXXXXXXXXXXXXXX and at any adjournments of the meeting. Any one or more of      version 5.0 or higher and using a display
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX may vote my shares, and they may appoint             resolution of 800 X 600.
substitutes to vote my shares on their behalf. I instruct XXXXXXXXXXXXXXXXX to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of
Special Meeting of Shareholders and proxy statement.


                                   PLEASE SIGN, DATE AND RETURN PROMPTLY
                                  IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                        VOTING BY PHONE OR INTERNET.
                                          Date: __________________


                         -------------------------------------------------------

                         -------------------------------------------------------
                         Signature(s). Title(s), if applicable (SIGN IN THE BOX)                 VeriSign
                         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS                  Secured
                         PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS                     VERIFY --
                         EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN,
                         ETC., PLEASE SO INDICATE. CORPORATE OR PARTNERSHIP
                         PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON
                         INDICATING THE PERSON'S TITLE.

--------------------------------------------------------------------------------
   (C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service trademark of Automatic Data Processing, Inc.
     The ADP logo is a registered trademark of ADP of North America, Inc. [Terms and Conditions LINK]. [Privacy Statement LINK]


                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                          AIM V.I. PREMIER EQUITY FUND

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.
                 THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.



PROPOSAL 1.       APPROVE A PLAN OF REORGANIZATION UNDER WHICH ALL OF THE       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                  ASSETS AND LIABILITIES OF AIM V.I. PREMIER EQUITY FUND
                  (THE "FUND"), A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS
                  ("TRUST"), WILL BE TRANSFERRED TO AIM V.I. CORE EQUITY
                  FUND  ("BUYING FUND"), ALSO A PORTFOLIO OF TRUST, AND
                  TRUST WILL ISSUE SHARES OF EACH CLASS OF BUYING FUND TO
                  SHAREHOLDERS OF THE CORRESPONDING CLASS OF SHARES OF
                  THE FUND.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address
here: [                          ]
       --------------------------


              PLEASE REVIEW YOUR SELECTION CAREFULLY BEFORE VOTING.
          IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST
                  (MOST RECENT) VOTE WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


             (c) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             [LINK] TERMS AND CONDITIONS. [LINK] PRIVACY STATEMENT.

--------------------------------------------------------------------------------
                          INTERNET PROXY VOTING SERVICE
--------------------------------------------------------------------------------

   PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD: ____ ____ ____ ____ ____
          CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-
          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                  [VOTE BUTTON]


--------------------------------------------------------------------------------

       FOR FASTER, MORE CONVENIENT VOTING           [MIS LOGO]                            proxyweb.com is a service of
             BY TELEPHONE OR INTERNET                                                         MIS, an ADP company
           (See below for instructions)

                                                                                ---------------------------------------------
       INTERNET VOTING: www.proxyweb.com

999 999 999 999 99 --- Control Number                                                   Full service proxy specialists

MIS CORPORATION SAMPLE FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
By my signature below, I appoint XXXXXXXXXXXXXXXXX as my attorneys to vote all
Fund shares that I am entitled to vote at the Special Meeting of Shareholders            This site is best viewed using
be held in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX      Netscape version 4.7 or Internet Explorer
XXXXXXXXXXXXXXXXXXX and at any adjournments of the meeting. Any one or more of      version 5.0 or higher and using a display
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX may vote my shares, and they may appoint             resolution of 800 X 600.
substitutes to vote my shares on their behalf. I instruct XXXXXXXXXXXXXXXXX to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of
Special Meeting of Shareholders and proxy statement.


                                   PLEASE SIGN, DATE AND RETURN PROMPTLY
                                  IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                        VOTING BY PHONE OR INTERNET.
                                          Date: __________________


                         -------------------------------------------------------

                         -------------------------------------------------------
                         Signature(s). Title(s), if applicable (SIGN IN THE BOX)                 VeriSign
                         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS                  Secured
                         PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS                     VERIFY --
                         EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN,
                         ETC., PLEASE SO INDICATE. CORPORATE OR PARTNERSHIP
                         PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON
                         INDICATING THE PERSON'S TITLE.

--------------------------------------------------------------------------------
   (C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service trademark of Automatic Data Processing, Inc.
     The ADP logo is a registered trademark of ADP of North America, Inc. [Terms and Conditions LINK]. [Privacy Statement LINK]


                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                              AIM V.I. GROWTH FUND


                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.
                 THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.



PROPOSAL 1.       APPROVE A PLAN OF REORGANIZATION UNDER WHICH ALL OF THE            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                  ASSETS AND LIABILITIES OF AIM V.I. GROWTH FUND (THE "FUND"),
                  A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS ("TRUST"),
                  WILL BE TRANSFERRED TO AIM V.I. CAPITAL APPRECIATION FUND
                  ("BUYING FUND"), ALSO A PORTFOLIO OF TRUST, AND TRUST WILL
                  ISSUE SHARES OF EACH CLASS OF BUYING FUND TO SHAREHOLDERS OF
                  THE CORRESPONDING CLASS OF SHARES OF THE FUND.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address
here: [                          ]
       --------------------------


              PLEASE REVIEW YOUR SELECTION CAREFULLY BEFORE VOTING.
          IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST
                  (MOST RECENT) VOTE WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


             (c) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             [LINK] TERMS AND CONDITIONS. [LINK] PRIVACY STATEMENT.

--------------------------------------------------------------------------------
                          INTERNET PROXY VOTING SERVICE
--------------------------------------------------------------------------------

   PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD: ____ ____ ____ ____ ____
          CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-
          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                  [VOTE BUTTON]


--------------------------------------------------------------------------------

       FOR FASTER, MORE CONVENIENT VOTING           [MIS LOGO]                            proxyweb.com is a service of
             BY TELEPHONE OR INTERNET                                                         MIS, an ADP company
           (See below for instructions)

                                                                                ---------------------------------------------
       INTERNET VOTING: www.proxyweb.com

999 999 999 999 99 --- Control Number                                                   Full service proxy specialists

MIS CORPORATION SAMPLE FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
By my signature below, I appoint XXXXXXXXXXXXXXXXX as my attorneys to vote all
Fund shares that I am entitled to vote at the Special Meeting of Shareholders            This site is best viewed using
be held in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX      Netscape version 4.7 or Internet Explorer
XXXXXXXXXXXXXXXXXXX and at any adjournments of the meeting. Any one or more of      version 5.0 or higher and using a display
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX may vote my shares, and they may appoint             resolution of 800 X 600.
substitutes to vote my shares on their behalf. I instruct XXXXXXXXXXXXXXXXX to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of
Special Meeting of Shareholders and proxy statement.


                                   PLEASE SIGN, DATE AND RETURN PROMPTLY
                                  IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                        VOTING BY PHONE OR INTERNET.
                                          Date: __________________


                         -------------------------------------------------------

                         -------------------------------------------------------
                         Signature(s). Title(s), if applicable (SIGN IN THE BOX)                 VeriSign
                         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS                  Secured
                         PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS                     VERIFY --
                         EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN,
                         ETC., PLEASE SO INDICATE. CORPORATE OR PARTNERSHIP
                         PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON
                         INDICATING THE PERSON'S TITLE.

--------------------------------------------------------------------------------
   (C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service trademark of Automatic Data Processing, Inc.
     The ADP logo is a registered trademark of ADP of North America, Inc. [Terms and Conditions LINK]. [Privacy Statement LINK]


                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                         AIM V.I. AGGRESSIVE GROWTH FUND


                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.
                 THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.



PROPOSAL 1.       APPROVE A PLAN OF REORGANIZATION UNDER WHICH ALL OF THE        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                  ASSETS AND LIABILITIES OF AIM V.I. AGGRESSIVE GROWTH FUND
                  (THE "FUND"), A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS
                  ("TRUST"), WILL BE TRANSFERRED TO AIM V.I. CAPITAL
                  APPRECIATION FUND ("BUYING FUND"), ALSO A PORTFOLIO OF
                  TRUST, AND TRUST WILL ISSUE SHARES OF EACH CLASS OF BUYING
                  FUND TO SHAREHOLDERS OF THE CORRESPONDING CLASS OF SHARES
                  OF THE FUND.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address
here: [                          ]
       --------------------------


              PLEASE REVIEW YOUR SELECTION CAREFULLY BEFORE VOTING.
          IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST
                  (MOST RECENT) VOTE WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


             (c) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             [LINK] TERMS AND CONDITIONS. [LINK] PRIVACY STATEMENT.

--------------------------------------------------------------------------------
                          INTERNET PROXY VOTING SERVICE
--------------------------------------------------------------------------------

   PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD: ____ ____ ____ ____ ____
          CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-
          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                  [VOTE BUTTON]


--------------------------------------------------------------------------------

       FOR FASTER, MORE CONVENIENT VOTING           [MIS LOGO]                            proxyweb.com is a service of
             BY TELEPHONE OR INTERNET                                                         MIS, an ADP company
           (See below for instructions)

                                                                                ---------------------------------------------
       INTERNET VOTING: www.proxyweb.com

999 999 999 999 99 --- Control Number                                                   Full service proxy specialists

MIS CORPORATION SAMPLE FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
By my signature below, I appoint XXXXXXXXXXXXXXXXX as my attorneys to vote all
Fund shares that I am entitled to vote at the Special Meeting of Shareholders            This site is best viewed using
be held in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX      Netscape version 4.7 or Internet Explorer
XXXXXXXXXXXXXXXXXXX and at any adjournments of the meeting. Any one or more of      version 5.0 or higher and using a display
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX may vote my shares, and they may appoint             resolution of 800 X 600.
substitutes to vote my shares on their behalf. I instruct XXXXXXXXXXXXXXXXX to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of
Special Meeting of Shareholders and proxy statement.


                                   PLEASE SIGN, DATE AND RETURN PROMPTLY
                                  IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                        VOTING BY PHONE OR INTERNET.
                                          Date: __________________


                         -------------------------------------------------------

                         -------------------------------------------------------
                         Signature(s). Title(s), if applicable (SIGN IN THE BOX)                 VeriSign
                         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS                  Secured
                         PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS                     VERIFY --
                         EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN,
                         ETC., PLEASE SO INDICATE. CORPORATE OR PARTNERSHIP
                         PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON
                         INDICATING THE PERSON'S TITLE.

--------------------------------------------------------------------------------
   (C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service trademark of Automatic Data Processing, Inc.
     The ADP logo is a registered trademark of ADP of North America, Inc. [Terms and Conditions LINK]. [Privacy Statement LINK]


                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                             AIM V.I. CORE STOCK FUND


                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.
                 THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.



PROPOSAL 1.       APPROVE A PLAN OF REORGANIZATION UNDER WHICH ALL OF         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                  THE ASSETS AND LIABILITIES OF AIM V.I. CORE STOCK
                  FUND (THE "FUND"), A PORTFOLIO OF AIM VARIABLE
                  INSURANCE FUNDS ("TRUST"), WILL BE TRANSFERRED TO
                  AIM V.I. CORE EQUITY FUND ("BUYING FUND"), ALSO A
                  PORTFOLIO OF TRUST, AND TRUST WILL ISSUE SHARES OF
                  EACH CLASS OF BUYING FUND TO SHAREHOLDERS OF THE
                  CORRESPONDING CLASS OF SHARESOF THE FUND.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address
here: [                          ]
       --------------------------


              PLEASE REVIEW YOUR SELECTION CAREFULLY BEFORE VOTING.
          IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST
                  (MOST RECENT) VOTE WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


             (c) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             [LINK] TERMS AND CONDITIONS. [LINK] PRIVACY STATEMENT.

--------------------------------------------------------------------------------
                          INTERNET PROXY VOTING SERVICE
--------------------------------------------------------------------------------

   PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD: ____ ____ ____ ____ ____
          CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-
          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                  [VOTE BUTTON]


--------------------------------------------------------------------------------

       FOR FASTER, MORE CONVENIENT VOTING           [MIS LOGO]                            proxyweb.com is a service of
             BY TELEPHONE OR INTERNET                                                         MIS, an ADP company
           (See below for instructions)

                                                                                ---------------------------------------------
       INTERNET VOTING: www.proxyweb.com

999 999 999 999 99 --- Control Number                                                   Full service proxy specialists

MIS CORPORATION SAMPLE FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
By my signature below, I appoint XXXXXXXXXXXXXXXXX as my attorneys to vote all
Fund shares that I am entitled to vote at the Special Meeting of Shareholders            This site is best viewed using
be held in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX      Netscape version 4.7 or Internet Explorer
XXXXXXXXXXXXXXXXXXX and at any adjournments of the meeting. Any one or more of      version 5.0 or higher and using a display
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX may vote my shares, and they may appoint             resolution of 800 X 600.
substitutes to vote my shares on their behalf. I instruct XXXXXXXXXXXXXXXXX to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of
Special Meeting of Shareholders and proxy statement.


                                   PLEASE SIGN, DATE AND RETURN PROMPTLY
                                  IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                        VOTING BY PHONE OR INTERNET.
                                          Date: __________________


                         -------------------------------------------------------

                         -------------------------------------------------------
                         Signature(s). Title(s), if applicable (SIGN IN THE BOX)                 VeriSign
                         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS                  Secured
                         PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS                     VERIFY --
                         EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN,
                         ETC., PLEASE SO INDICATE. CORPORATE OR PARTNERSHIP
                         PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON
                         INDICATING THE PERSON'S TITLE.

--------------------------------------------------------------------------------
   (C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service trademark of Automatic Data Processing, Inc.
     The ADP logo is a registered trademark of ADP of North America, Inc. [Terms and Conditions LINK]. [Privacy Statement LINK]


                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                             AIM V.I. BLUE CHIP FUND


                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.
                 THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.



PROPOSAL 1.       APPROVE A PLAN OF REORGANIZATION UNDER WHICH ALL OF         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                  THE ASSETS AND LIABILITIES OF AIM V.I. BLUE CHIP FUND
                  (THE "FUND"), A PORTFOLIO OF AIM VARIABLE INSURANCE
                  FUNDS ("TRUST"), WILL BE TRANSFERRED TO AIM V.I.
                  LARGE CAP GROWTH FUND ("BUYING FUND"), ALSO A
                  PORTFOLIO OF TRUST, AND TRUST WILL ISSUE SHARES OF
                  EACH CLASS OF BUYING FUND TO SHAREHOLDERS OF THE
                  CORRESPONDING CLASS OF SHARES OF THE FUND.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address
here: [                          ]
       --------------------------


              PLEASE REVIEW YOUR SELECTION CAREFULLY BEFORE VOTING.
          IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST
                  (MOST RECENT) VOTE WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


             (c) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             [LINK] TERMS AND CONDITIONS. [LINK] PRIVACY STATEMENT.